UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015 (September 3, 2015)

EV Energy Partners, L.P.

(Exact name of registrant as specified in charter)

Delaware	001-33024	20–4745690
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651–1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 3, 2015, EV Properties, L.P. and CGAS Properties, L.P. (the “Buyers”), which are wholly owned subsidiaries of EV Energy Partners, L.P. (the “Partnership”), entered into four agreements with EnerVest Energy Institutional Fund XI-A, L.P., EnerVest Energy Institutional Fund XI-WI, L.P., EnerVest Energy Institutional Fund X-A, L.P., EnerVest Energy Institutional Fund X-WI, L.P., and Capital C Energy Operations, LP (the “Sellers”) to acquire oil and natural gas properties in the Appalachian Basin, San Juan Basin, Michigan and Austin Chalk for a combined cash consideration of $259 million. The acquisitions are expected to close on October 1 and are subject to customary closing conditions and purchase price adjustments. The Buyers plan to fund the acquisitions with available cash and borrowings under the revolving credit facility.

A wholly owned subsidiary of EnerVest, Ltd. is the general partner of the general partner of the Partnership, and EnerVest, Ltd. is the general partner of or otherwise controls the Sellers. The acquisitions were approved by the Conflicts Committee of the Partnership’s Board of Directors. On September 3, 2015, the Partnership issued a press release announcing the execution of these agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 7.01 Regulation FD Disclosure.

The following information is being furnished pursuant to Item 7.01 “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On September 3, 2015, the Partnership issued a press release announcing execution of four agreements to purchase oil and natural gas properties in the Appalachian Basin, San Juan Basin, Michigan and Austin Chalk. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

99.1	Press Release dated September 3, 2015 (furnished and not filed as provided in Item 7.01)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: September 9, 2015	By:	/s/Nicholas Bobrowski
Nicholas Bobrowski
Vice President and Chief Financial Officer of
EV Management LLC, general partner of
EV Energy GP, L.P., general partner of
EV Energy Partners, L.P.

EXHIBIT INDEX

99.1 Press Release dated September 3, 2015 (furnished and not filed as provided in Item 7.01)